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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 12, 2000

                          GST TELECOMMUNICATIONS, INC.
                                  GST USA, INC.
                            GST NETWORK FUNDING, INC.
                           GST EQUIPMENT FUNDING, INC.
           (Exact name of Registrants as specified in their charters)

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
             CANADA                                4813                           NOT APPLICABLE
            DELAWARE             (Primary Standard Industrial Classification        83-0310464
            DELAWARE                           Code Number)                         13-4001870
            DELAWARE                                                                91-1785734
   (State or other jurisdiction                                                  (I.R.S. Employer
of incorporation or organization)                                               Identification No.)

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                  4001 Main Street, Vancouver, Washington 98663
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants' telephone number, including area code (360) 356-7100


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ITEM 5. OTHER EVENTS

On June 12, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.01 and incorporated herein in its entirety by reference. The press release addresses that the Company is not proceeding pursuant to the letter of intent with Time Warner Telecom, Inc. for the sale of substantially all of the Company's assets. Also, it states that the Company will seek approval of an open bidding process from the District Court for the District of Delaware with jurisdiction over the Company's bankruptcy proceedings.

On June 13, 2000, the Registrant announced that approval from the bankruptcy court was received to start an open bidding process for the sale of substantially all of the Company's assets. The bidding procedures stipulate that qualified buyers must submit their bids no later than July 31, 2000 and an auction will be conducted on August 4, 2000. On June 13, 2000, the Registrant issued a press release regarding this matter, a copy of which is attached hereto as Exhibit 99.02 and incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.03 Press Release issued by GST Telecommunications, Inc. on June 12, 2000. (Filed herewith).
99.04 Press Release issued by GST Telecommunications, Inc. on June 13, 2000. (Filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 GST TELECOMMUNICATIONS, INC.

Date: June 22, 2000                              By: /s/ Donald A. Bloodworth
                                                     -------------------------
                                                        Donald A. Bloodworth
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

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Exhibit
Number       Description
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
99.03        Press Release issued by GST Telecommunications, Inc. on June 12,
             2000.

99.04        Press Release issued by GST Telecommunications, Inc. on June 13,
             2000.
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